UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

G-III Apparel Group, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 Seventh Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 22, 2007, the Company announced its results of operations for the fourth quarter and fiscal year ended January 31, 2007. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.
None.
(b)	Pro Forma Financial Information.
None.
(c)	Shell Company Transactions.
None.
(d)	Exhibits.
	99.1.	Press Release of G-III Apparel Group, Ltd. (the ‘‘Company’’) issued on March 22, 2007 relating to its fourth quarter and fiscal 2007 results.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information reported under Item 2.02 shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III Apparel Group, Ltd.

By:	/s/ Neal S. Nackman Neal S. Nackman Chief Financial Officer

Dated: March 22, 2007